EXHIBIT 10.18

                                         Form of Residual Value Insurance Policy


    INSURANCE                              AMERICAN INTERNATIONAL
   [AISL-LOGO]                       SPECIALTY LINES INSURANCE COMPANY
    A Member
    Company
   Of American                      A Capital Stock Insurance Company
  International           c/o American International Surplus Lines Agency, Inc.
   Group, Inc.                    Harborside Financial Center, 401 Plaza 3
                                            Jersey City, NJ 07311



                                  DECLARATIONS

ITEM 1.   INSURED:      Harris Trust & Savings Bank, solely as Indenture Trustee
                        pursuant to the Indenture acting on behalf of the Noteholders and the other parties entitled to distributions pursuant to Section 3.03(b) of the Securitization Trust Agreement.

          ADDRESS:      311 W. Monroe
                        12th Floor
                        Chicago, Illinois  60606
                        Attn: Corporate Trust Office
                        Fax:


ITEM 2.  POLICY
         PERIOD: 12:00 A.M., April 1, 1999 (the "Inception Date") to 11:59 P.M., May 1, 2006 standard time at the address of the Insured.


ITEM 3.  LIMIT OF
         LIABILITY:     The maximum Limit of Liability for any one Insured
                        Leased Vehicle is the lesser of: (A) $60,000; or (B) the Booked Residual Value of such Insured Leased Vehicle.
                        Notwithstanding the previous sentence, in no event shall the maximum aggregate Limit of Liability for all Insured
                        Leased Vehicles exceed twenty percent (20%) of the Total
                        Booked Residual Value.


ITEM 4.  INSURED LEASED
         VEHICLES:      Those Leased Vehicles allocated to the 1999-A SUBI
                        Portfolio as of the Inception Date and listed on the Vehicle Schedule attached to the Policy as Schedule 1
                        ("Initial Insured Leased Vehicles"), together with those additional Leased Vehicles allocated to the 1999-A SUBI
                        Portfolio during

                                         Form of Residual Value Insurance Policy

                        the Transfer Period and listed on a Supplement to the Vehicle Schedule provided to the Insurer in the form of
                        Schedule 2 attached to the Policy, which additional Leased Vehicles shall have been selected from the pool of Leased Vehicles listed on the Revolving Period Vehicle Pool attached to the Policy as Schedule 3, unless such pool shall have been exhausted ("Additional Insured Leased Vehicles"). In no event shall a Leased Vehicle with an initial Lease term of less than twenty four (24) months or more than sixty (60) months constitute an Insured Leased Vehicle, unless agreed to in advance, in writing, by the Insurer. In the event that an Insured Leased Vehicle is reallocated from the 1999-A SUBI Portfolio to the UTI Portfolio, including, without limitation, pursuant to Section 9.02(a)(iii) of the Servicing Agreement, it shall cease to be an Insured Lease Vehicle.

ITEM 5.  PREMIUM:       [___]% of the Total Booked Residual Value payable as
                        follows:

               A. [$____], being [___]% of the Total Booked Residual Value of all Initial Insured Leased Vehicles, payable on or prior to the Inception Date; and

               B. [___]% of the Booked Residual Value of each Additional Insured Leased Vehicle, payable within thirty (30) days of the end of the month during which such Additional Insured Leased Vehicle is allocated to the 1999-A SUBI Portfolio.





Date: _____________                           _________________________________
                                                   Authorized Representative

THESE DECLARATIONS, TOGETHER WITH THE INSURANCE POLICY FORM (INCLUDING THE SCHEDULES AND EXHIBITS) ATTACHED HERETO, CONSTITUTE THE INSURANCE POLICY.

                                         Form of Residual Value Insurance Policy

    INSURANCE                              AMERICAN INTERNATIONAL
   [AISL-LOGO]                        SPECIALTY LINES INSURANCE COMPANY
    A Member
    Company
   Of American                      A Capital Stock Insurance Company
  International           c/o American International Surplus Lines Agency, Inc.
   Group, Inc.                    Harborside Financial Center, 401 Plaza 3
                                            Jersey City, NJ 07311


                         RESIDUAL VALUE INSURANCE POLICY


SECTION 1 - INSURING CLAUSE

In consideration of the Premium, and subject to the Declarations, conditions, exclusions, provisions and other terms of this Policy, the Insurer agrees to indemnify the Insured for Insured Residual Value Loss Amounts arising during the Policy Period with respect to only Insured Leased Vehicles.


SECTION 2 - DEFINITIONS

Capitalized terms in bold shall have the meanings ascribed to them below, and those specifically set forth in the Declarations.

A. Additional Insured Leased Vehicles mean those Leased Vehicles allocated to the 1999-A SUBI Portfolio during the Transfer Period and listed on a Supplement to the Vehicle Schedule in the form of Schedule 2 hereof, which additional Leased Vehicles shall have been selected from the pool of Leased Vehicles listed on the Revolving Period Vehicle Pool attached as Schedule 3 hereto, unless such pool shall have been exhausted.

B.       Approved Residual Value Publication means any of the following:

                  1. World Omni National VT Accounts Residual Lease Guide/Dealer
                     Bulletins;
                  2. World Omni/Southeast Toyota Finance Residual Lease
                     Guide/Dealer Bulletins; or
                  3. other residual lease guides/dealer bulletins published
                     by the Servicer and furnished to its Dealers from time to time.

C. Booked Residual Value means the stipulated fair market value of a Leased Vehicle as of the Maturity Date of the related Lease (which stipulated value shall have been calculated utilizing the Approved Residual Value Publication), as originally set forth on the face of the Lease, and as subsequently adjusted to reflect any additional scheduled Monthly Lease Payments added by virtue of any non-credit-related extension of the Maturity Date pursuant to Section 2.02(b)(ii) of the Servicing Agreement and Section 9.02(a) of the Supplement to the Servicing Agreement.

         Such published value shall be the Booked Residual Value for purposes of this Policy, unless a lower Booked Residual Value is designated in the Vehicle Schedule or Supplement to the Vehicle

                                         Form of Residual Value Insurance Policy

         Schedule applicable to the Leased Vehicle, in which case the lower Booked Residual Value shall be the Booked Residual Value.

D. Business Day means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Palisades Park, New Jersey, Chicago, Illinois, Wilmington, Delaware, Deerfield Beach, Florida, or Mobile, Alabama are authorized or obligated by law, executive order or governmental decree to be closed.

E. Claims Deadline means the Claims Deadline specified in Section 4.B hereof.

F. Collection Period means with respect to any Distribution Date, the period from and including the first day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (or, with respect to the first Distribution Date, from and including the Initial Cutoff Date) to and including the last day of the calendar month immediately preceding the calendar month in which the Distribution Date occurs.

G. Dealer shall have the meaning ascribed to it in the Origination Trust Agreement.

H.       Declarations mean the attachment hereto headed "DECLARATIONS."

I. Discounted Principal Balance shall have the meaning ascribed to it in the Supplement to the Origination Trust Agreement.

J. Distribution Date means, with respect to a Collection Period, the fifteenth (15th) day of the following month, or if that day is not a Business Day, the next Business Day, beginning with September 15, 1999.

K. Early Termination Amount means, as of any Distribution Date, an amount equal to (i) the sum of the Discounted Principal Balances, as of the end of the related Collection Period, of any Early Termination Leases that became Early Termination Leases during the related Collection Period, such Discounted Principal Balances reflecting all payments of (or in lieu of) Monthly Lease Payments other than non-cash items, less
         (ii) the Net Liquidation Proceeds arising from payments made in connection with the realization of the Booked Residual Values (and the retention by Lessees or Dealers) of the related Leased Vehicles, including any charges for excess mileage and excess wear and use, but excluding payments in the form of non-cash items.

L. Early Termination Lease means a Lease which is terminated prior to its Maturity Date in connection with the retention of the related Insured Leased Vehicle by the Lessee or a Dealer, by the Servicer accepting payments (excluding payments in the form of non-cash items) of less than 100% of the Outstanding Principal Balance of the Lease; provided, however, that such agreement is part of a lease termination program sponsored by World Omni Financial Corp. (or the Servicer, if other than World Omni Financial Corp.) specifically for the purpose of mitigating residual value losses, and not primarily for any other purpose, and pursuant to which World Omni Financial Corp. or the Servicer offers incentives to terminate such a Lease prior to its Maturity Date; and provided, further, that such a Lease will not constitute an Early Termination Lease if such deficit is less than $200.00.

M. Inception Date means the Inception Date set forth in Item 2 of the Declarations.

                                         Form of Residual Value Insurance Policy

N. Indenture means that certain INDENTURE dated as of August 1, 1999 by and between WORLD OMNI 1999-A AUTOMOBILE LEASE SECURITIZATION TRUST and the Insured, a copy of which has been provided to the Insurer.

O. Industrial Insured means an "insured" as defined in ss. 121-2.08 of the Illinois Insurance Code.

P.       Initial Cutoff Date means April 1, 1999.

Q.       Insured means the Insured set forth in Item 1 of the Declarations.

R. Insured Leased Vehicles means those Insured Leased Vehicles described in Item 4 of the Declarations.

S. Initial Insured Leased Vehicles mean those Leased Vehicles allocated to the 1999-A SUBI Portfolio as of the Inception Date and listed on the Vehicle Schedule attached hereto as Schedule 1.

T. Insured Residual Value Loss Amount means, as of any Distribution Date, the lesser of: (i) the product of (A) the Investor Percentage with respect to Loss Amounts for the related Collection Period, and (B) the Residual Value Loss Amount incurred during such Collection Period; and
         (ii) the shortfall if any, described in clause (ii) of Section 3.03(e) of the Securitization Trust Agreement.

U.       Insurer means American International Specialty Lines Insurance Company.

V. Investor Percentage shall have the meaning ascribed to it in the Securitization Trust Agreement.

W. Lease means a 1999-A Lease as such term is defined in the Supplement to the Origination Trust Agreement.

X. Lease Origination Date means, with respect to any Lease, the date on which a Lease becomes effective.

Y. Lease Termination Date means, with respect to any Lease, the date on which a Lease terminates as set forth at the time such Lease is allocated to the 1999-A SUBI Portfolio, exclusive of any extensions of such Lease. Extensions of up to five (5) months beyond the Lease Termination Date may be granted by the Servicer in accordance with
         Section 2.02(b) of the Servicing Agreement.

Z. Leased Vehicle means an automobile or light duty truck which is the subject of a Lease and which, as of the Lease Origination Date was a new vehicle, a dealer demonstrated vehicle or a manufacturers' program vehicle.

AA.      Lessee means the person with whom the Dealer has entered into a Lease.

BB. Loss Amount shall have the meaning ascribed to it in the Securitization Trust Agreement.

CC. Matured Lease Vehicle Expenses means reasonable out-of-pocket expenses incurred by the Servicer in connection with the sale or other disposition of an Insured Leased Vehicle included in Matured Leased Vehicle Inventory.

                                         Form of Residual Value Insurance Policy

DD. Matured Leased Vehicle Inventory as of any date means all Matured Vehicles that first became Matured Vehicles within the three immediately preceding Collection Periods (or during the months of June, July and August 1999 in respect of any date during the September 1999 Collection Period, the months of July and August 1999 and the September 1999 Collection Period in respect of any date during the October 1999 Collection Period, the month of August and the September and October 1999 Collection Periods in respect of any date during the November 1999 Collection Period), and that, as of the last day of the most recent calendar month or Collection Period, as applicable, have remained unsold and not otherwise disposed of by the Servicer for no more than two full calendar months and/or Collection Periods, as applicable.

EE. Matured Leased Vehicle Proceeds means gross amounts received by the Servicer or the Origination Trustee on behalf of the Origination Trust (before reimbursement for Matured Leased Vehicle Expenses and including any charges for excess mileage and excess wear and tear) in connection with the sale or other disposition of an Insured Lease Vehicle included in Matured Leased Vehicle Inventory, which sale by the Servicer or Origination Trustee shall be in accordance with the standards set forth in the first paragraph of Section 2.06 of the Servicing Agreement.

FF. Matured Vehicle as of any date means any Insured Leased Vehicle the related Lease of which has reached its Maturity Date and as to which all scheduled Monthly Lease Payments and other payments due thereunder have been made, and which Insured Leased Vehicle has been returned to the Servicer on behalf of the Origination Trustee (on behalf of the Origination Trust), regardless of the status of the sale or disposition of such Insured Leased Vehicle as of such date.

GG. Maturity Date means, with respect to any Lease, the date on which the last scheduled Monthly Lease Payment shall be due and payable, as such date may be extended pursuant to Section 2.02(b) of the Servicing Agreement and Section 9.02(a) of the Supplement to the Servicing Agreement.

HH. Monthly Lease Payment shall have the meaning ascribed to it in the Supplement to the Origination Trust Agreement.

II. Net Liquidation Proceeds shall have the meaning ascribed to it in the Supplement to the Origination Trust Agreement.

JJ. Net Matured Leased Vehicle Proceeds means Matured Leased Vehicle Proceeds less Matured Leased Vehicle Expenses.

KK. 1999-A SUBI Portfolio means that SUBI Portfolio identified by the Origination Trustee pursuant to the Supplement to the Origination Trust Agreement to be accounted for independently within the Origination Trust as the 1999-A SUBI Portfolio.

LL.      Noteholders shall have the meaning ascribed to it in the Indenture.

MM. Operative Documents means the Securitization Trust Agreement, the Indenture, the Servicing Agreement, and the Origination Trust Agreement.

NN.      Origination Trust means the Alabama business trust known as World
         Omni LT.

                                         Form of Residual Value Insurance Policy

OO. Origination Trust Agreement means that certain SECOND AMENDED AND RESTATED TRUST AGREEMENT dated as of July 1, 1994 by and between AUTO LEASE FINANCE L.P., VT INC. and, for certain limited purposes only, CONTINENTAL BANK, as supplemented by the Supplement to the Origination Trust Agreement, copies of which have been provided to the Insurer.

PP. Origination Trustee means VT INC., an Alabama corporation, as trustee (in such capacity, together with any successor or permitted assign) of the Origination Trust.

QQ. Outstanding Principal Balance shall have the meaning ascribed to it in the Servicing Agreement.

RR. Policy means this Residual Value Insurance Policy agreed to and underwritten by the Insurer for the benefit of the Insured.

SS.      Policy Period means the Policy Period specified in Item 2 of the
         Declarations.

TT. Proof of Loss means a Proof of Loss in the form of Exhibit A of this Policy.

UU. Residual Value Loss Amount means, as of any Distribution Date, the sum of the following: (a) the Booked Residual Values of all Insured Leased Vehicles included in Matured Lease Vehicle Inventory as of the last day of the related Collection Period but which as of such day had remained unsold and not otherwise disposed of by the Servicer for at least two full Collection Periods; (b) any excess of the sum of the Booked Residual Values of all Matured Vehicles sold or otherwise disposed of from Matured Leased Vehicle Inventory during the related Collection Period over Net Matured Leased Vehicle Proceeds; and (c) any Early Termination Amount for the related Collection Period.

VV. Revolving Period shall have the meaning ascribed to it by the Supplement to the Origination Trust Agreement.

WW. Revolving Period Vehicle Pool means the Revolving Period Vehicle Pool attached hereto as Schedule 3 which lists the pool of Leased Vehicles from which, until such pool is exhausted, Additional Insured Leased Vehicles will be selected.

XX. Securitization Trust Agreement means that certain SECURITIZATION TRUST AGREEMENT dated as of August 1, 1999 by and between WORLD OMNI LEASE SECURITIZATION L.P., CHASE MANHATTAN BANK, DELAWARE, as Owner Trustee and the INSURED, as Indenture Trustee, a copy of which has been provided to the Insurer.

YY. Servicer means World Omni Financial Corp., in its capacity as servicer of the Leases and Leased Vehicles, and each successor thereto (in the same capacity) appointed pursuant to Sections 2.10 of the Servicing Agreement and 9.11 of the Supplement to the Servicing Agreement, respectively.

ZZ. Servicing Agreement means that certain SECOND AMENDED AND RESTATED SERVICING AGREEMENT dated as of July 1, 1994 by and between VT INC., as Trustee of WORLD OMNI LT and WORLD OMNI FINANCIAL CORP., as supplemented by the Supplement to the Servicing Agreement, copies of which have been provided to the Insurer.

AAA. SUBI Portfolio means a separate portfolio of Trust Assets identified and allocated on the books

                                         Form of Residual Value Insurance Policy

         and records of the Origination Trust by the Origination Trustee to be accounted for independently within the Origination Trust.

BBB. Supplement to the Servicing Agreement means that certain SUPPLEMENT 1999-A TO SERVICING AGREEMENT dated as of August 1, 1999 by and between VT INC., as Trustee of WORLD OMNI LT and WORLD OMNI FINANCIAL CORP.

CCC. Supplement to the Origination Trust Agreement means that certain SUPPLEMENT 1999-A TO TRUST AGREEMENT dated as of August 1, 1999 by and among AUTO LEASE FINANCE L.P., VT INC. and U.S. BANK NATIONAL ASSOCIATION.

DDD. Supplement to the Vehicle Schedule means a monthly schedule provided to the Insurer in the form of Schedule 2 hereof.

EEE. Termination Report means a monthly report provided to the Insurer in the form of Schedule 4 hereof.

FFF. Total Booked Residual Value means the sum of the Booked Residual Values for all Insured Leased Vehicles.

GGG. Transfer Period means the period beginning on the Inception Date and ending on the last day of the Collection Period immediately following the end of the Revolving Period.

HHH. Trust Assets shall have the meaning ascribed to it in the Origination Trust Agreement.

III. UTI Portfolio means all Trust Assets (including without limitation Leases and Leased Vehicles) other than those divided, identified Trust Assets that are from time to time allocated by the Origination Trustee into or earned by one or more separate SUBI Portfolio(s).

JJJ. Vehicle Schedule means the Vehicle Schedule attached hereto as Schedule 1 which list those Leased Vehicles which have been allocated to the 1999-A SUBI Portfolio as of the Inception Date.


SECTION 3 - LIMIT OF LIABILITY

The Insurer's maximum liability hereunder shall be as specified in Item 3 of the Declarations.


SECTION 4 - POLICY PERIOD and CLAIMS DEADLINE

A.       POLICY PERIOD

Subject to Section 4.C. below, the Policy Period is the period, both days inclusive, specified in Item 2 of the Declarations.

B.       CLAIMS DEADLINE

With respect to a particular Collection Period, a claim in the form of a Proof of Loss must be filed by 11:59 P.M. standard time at the principal address of the Insured on the fifth (5th) calendar day preceding the

                                         Form of Residual Value Insurance Policy

Distribution Date for the applicable Collection Period; provided, however, that the Insured's delay in submitting a Proof of Loss shall not relieve the Insurer of its obligations under this Policy but shall extend the period of time for compliance by the Insurer with its obligations under this Policy until five (5) calendar days following receipt of such Proof of Loss. Notwithstanding anything to the contrary, the Insurer shall have no obligation to pay Insured Residual Value Loss Amount pursuant to any Proof of Loss unless such Proof of Loss shall have been filed by June 10, 2006.

C.       CANCELLATION

This Policy will automatically be canceled upon the termination of the Trust in accordance with section 7.01 of the Securitization Trust Agreement. Under no other circumstances may this Policy be canceled by the Insured or the Insurer.


SECTION 5 - CONDITIONS PRECEDENT TO LIABILITY

The Insurer shall not be liable for any Insured Residual Value Loss Amount with respect to any Insured Leased Vehicle hereunder, unless the following conditions precedent shall have been fulfilled (for Sections 5.A, 5.B., 5.D, 5.E and 5.F below, with regard to only that particular Insured Leased Vehicle):

A.       VEHICLE SCHEDULE, SUPPLEMENT TO THE VEHICLE SCHEDULE AND PREMIUM
         PAYMENT

On or prior to the Inception Date, the Insured shall furnish to the Insurer a Vehicle Schedule and shall simultaneously tender [_____ (__)] basis points of the Total Booked Residual Value of all Initial Insured Leased Vehicles. Within thirty (30) days of the end of each month during the Transfer Period, the Insured shall furnish to the Insurer a Supplement to the Vehicle Schedule and shall simultaneously tender [____ (__)] basis points of the Total Booked Residual Value of all Additional Insured Leased Vehicles included thereon; provided, however, that the Insurer shall be liable under this Policy for Insured Residual Value Loss Amounts with respect to any Additional Insured Leased Vehicle arising from and after such Leased Vehicle's allocation to the 1999-A SUBI Portfolio but before it is listed on a Supplement to the Vehicle Schedule and the payment of such Premium so long as it is listed and such Premium is paid within thirty (30) days of the end of the month during which such Leased Vehicle is allocated to the 1999-A SUBI Portfolio. A monthly Supplement to the Vehicle Schedule must be provided irrespective of whether or not any Leased Vehicle was allocated to the 1999-A SUBI Portfolio during the applicable month.

B.       TERMINATION REPORT

On a monthly basis throughout the Policy Period, the Insured shall furnish to the Insurer a Termination Report. Such Termination Report shall be submitted within thirty (30) days after the end of each month irrespective of whether or not any Lease terminated in the prior month.

C.       AMENDMENTS TO OPERATIVE DOCUMENTS

No Operative Document, irrespective of whether or not the Insured is a party to such document, shall have been amended, without first having obtained the written consent of the Insurer, which consent shall not be unreasonably withheld, if such amendment could reasonably be expected to materially and adversely affect the Insurer's rights and obligations under this Policy.

                                         Form of Residual Value Insurance Policy

D.       DISPOSITION OF MATURED VEHICLES

All Matured Vehicles shall be sold in accordance with the procedures and standards specified in the Servicing Agreement.

E.       PRO-ACTIVE EARLY LEASE TERMINATION

With respect to any Insured Leased Vehicle for which the related Lease is terminated prior to its Maturity Date pursuant to the World Omni Pro-active Early Termination Program, such Lease shall have been terminated specifically for the purpose of mitigating residual value loss, and not primarily for any other purpose.

F.       PROOF OF LOSS

A signed, sworn Proof of Loss shall have been received by the Insurer by the Claims Deadline.


SECTION 6 - EXCLUSIONS

The Insurer shall not be liable hereunder for any portion of any Insured Residual Value Loss Amount directly or indirectly caused by or attributable to:

         a. physical or mechanical damage, destruction or disappearance of any Leased Vehicle;

         b. fraudulent, dishonest, criminal, or malicious acts of the Insured, the Servicer, the Lessee, the Dealer or any agent, servant, or employee of the Insured, the Servicer, the Lessee or the Dealer;

         c. the failure of the Insured to obtain possession of any Leased Vehicle on or after the Lease Termination Date (subject to any rights of the Lessee to extend the Lease as permitted therein, or purchase of the Leased Vehicle);

         d. any vehicle, other than an Insured Leased Vehicle for which the Premium applicable to such Insured Leased Vehicle was or is paid to the Insurer on the date which the Vehicle Schedule, or Supplement to the Vehicle Schedule listing such Insured Leased Vehicle was or is submitted to the Insurer;

         e. any vehicle which is not produced by the original manufacturer to U.S. specifications and standards; or

         f. commercial use of any vehicle for any carrying of goods or passengers for hire.


SECTION 7 - PAYMENT OF LOSS

The Insurer shall pay to the Insured or such other person designated in the Proof of Loss the Insured Residual Value Loss Amount within five (5) calendar days after the Insured provides a signed, sworn Proof of Loss.

                                         Form of Residual Value Insurance Policy

In the event the Insured submits a Proof of Loss, the Insurer shall have the right to investigate, audit and otherwise verify any Insured Residual Value Loss Amount calculations. In the event the Insurer asserts a basis for not paying a claim for Insured Residual Value Loss Amount hereunder, the Insurer shall, notwithstanding any other provision hereunder, pay such claimed Insured Residual Value Loss Amount and thereafter assert its rights for non-payment of such claim under Section 8.I. hereof.


SECTION 8 - GENERAL POLICY PROVISIONS

A.       NOTICE

Any notice or other communication to be given to the Insured shall be given effectively if made in writing and delivered by either courier or facsimile to the Insured at its address specified in Item 1 of the Declarations.

Any notice or other communication to be given to the Insurer shall be given effectively if made in writing and delivered by either courier or facsimile to the Insurer at American International Specialty Lines Insurance Company, c/o American International Surplus Lines Agency, Inc., Harborside Financial Center, 401 Plaza 3, Jersey City, New Jersey, 07311, Attention: Michael Mitrovic, Esq.

Either the Insured or the Insurer may by notice to the other in accordance with the applicable of the two previous sentences, change the address at which notices or other communications are to be given to it.

B.       PREMIUM

The Insured shall pay the Premium as specified in Item 5 of the Declarations. Premium due to or received by the Insurer shall be non-refundable and fully earned. Premium under this Policy shall be payable net of any taxes, including without limitation, premium taxes.

C.       EXAMINATION AND INSPECTION

The Insured shall, by mutual agreement with the Insurer as to time and place, and as often as may be reasonably required during the Policy Period and thereafter for up to one year following the date the last Insured Leased Vehicle reaches its Lease Termination Date, produce for examination by the Insurer or its duly authorized representatives, all notes and records, inventories and accounts relating to this Policy.

The Insurer, or its designee or representative, shall have the right, but not the obligation, to inspect any Insured Leased Vehicle at any time; and the Insured, insofar as it is within the Insured's power, shall cooperate with the Insurer in any such inspection. However, under no circumstances shall the Insurer, or its designee or representative, have the right to inspect an Insured Leased Vehicle which is in the possession of a Lessee.

Neither the Insurer's right to make inspections nor the making thereof nor any report thereon shall constitute an undertaking, on behalf of or for the benefit of the Insured or other, to determine or warrant that any property or operations are safe or healthful, or are in compliance with any law, rule or regulation.

D.       HISTORICAL LOSS DATA; ADDITIONAL INFORMATION

The Insured shall provide to the Insurer on a monthly basis a Lease Contract Residual Value Loss Analysis,

                                         Form of Residual Value Insurance Policy

or similar report, substantially in the form of Exhibit B hereof, showing historical residual value loss data through such date.

In addition to any information required to be included in a Supplement to the Vehicle Schedule or in a Termination Report, the Insured shall provide such other information with respect to Additional Insured Leased Vehicles or Leased Vehicles for which the related Leases have terminated, as the case may be, as may reasonably be requested by the Insurer.

E.       ASSIGNMENT

This Policy shall not be assigned or transferred by the Insured without the prior written consent of the Insurer, except to a successor permitted under
Article VI of the Indenture.

F.       SUBROGATION

In the event of any payment under this Policy in addition to all other rights or remedies available to the Insurer, the Insurer shall be subrogated to all the Insured's rights of recovery therefore against any person or entity other than the Insured, and the Insured shall execute and deliver all instruments and papers and do whatever else is necessary to secure such rights. The Insured shall do nothing to prejudice such rights.

G.       MISREPRESENTATION

No misrepresentation or breach of warranty made by the Insured or its representative on its behalf in the negotiation of this Policy, shall affect the Insurer's obligations under this Policy, unless the Insurer relies on it, and
(i) it is material, (ii) it is made with intent to deceive, or (iii) the facts misrepresented or falsely warranted materially contribute to the Insured Residual Value Loss Amount.

No failure of a condition under Section 5 of this Policy, or breach of a warranty, shall affect the Insurer's obligation under this Policy unless such failure or breach exists at the time of a claim being made for Insured Residual Value Loss Amount, and either (i) materially increases the risk to the Insurer at the time of the claim, or (ii) materially contributes to the Insured Residual Value Loss Amount. The provisions of this condition do not apply to failure to tender payment of Premium.

H.       ACTION AGAINST THE INSURER

No actions shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance by the Insured with all the terms of this Policy.

I.       ARBITRATION

It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, whether arising before or after termination of this Policy, including any determination of the amount of the Insured Residual Value Loss Amount, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. Unless prohibited by such rules, the arbitrators shall be three (3) disinterested individuals having knowledge of the legal, corporate and insurance issues relevant to the matters in dispute.

                                         Form of Residual Value Insurance Policy

The arbitration proceeding shall take place in New York, New York; provided, however, that the terms, conditions, provisions and exclusions of this Policy are to be construed in an evenhanded fashion as between the parties, including without limitation, where the language of this Policy is alleged to be ambiguous or otherwise unclear, and the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the Policy (without regard to the authorship of the language, without regard to the doctrine of reasonable expectation of the parties and without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties).

The written decision of the arbitrators shall be provided to both parties and shall be binding on them. The arbitrators' award shall not include punitive damages, attorney fees or other costs.

Each party shall equally bear the expenses of arbitration.

The provisions of this Section 8.I. shall survive the termination of this Policy.

J.       CONFORMITY WITH STATUTE

Where the terms of this Policy and forms attached thereto are in conflict with the statutes of the State wherein this Policy is issued, such are hereby amended to conform to the minimum requirements of those statutes. This Policy shall be deemed to be issued under, and shall be governed by or construed under the laws of the State of Illinois, as applicable to insurance contracts entered into in that State between citizens of that State and without reference to conflicts of law principles.

K.       BANKRUPTCY

Bankruptcy or insolvency of the Insured or the Insured's estate shall not relieve the Insurer of any of its obligations hereunder. If, however, the Insured shall be adjudged bankrupt or insolvent within the Policy Period, this Policy, subject to the Declarations, conditions, exclusions, provisions and other terms of this Policy, shall cover the Insured's legal representatives for the unexpired portion of such Policy Period.

L.       WAIVER

No waiver or modification of this Policy shall be effective unless it be in writing and signed by a duly authorized representative of the Insurer and the Insured. The failure of the Insurer to enforce any provision of this Policy shall not constitute a waiver by the Insurer of any such provision. The past waiver of a provision by the Insurer shall not constitute a course of conduct or a waiver in the future of that same provision.

M.       SERVICE OF SUIT

Subject to Section 8.I. of this Policy, it is agreed that in the event of failure of the Insurer to pay any amount claimed to be due hereunder, the Insurer, at the request of the Insured, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute or waiver of the Insurer's right to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. It is further agreed that service of process in such suit may be made upon Counsel, Legal Department, American International Specialty Lines Insurance Company, c/o American International Surplus Lines

                                         Form of Residual Value Insurance Policy

Agency, Inc., Harborside Financial Center, 401 Plaza 3, Jersey City, NJ 07311, or his or her representative, and that in any suit instituted against the Insurer upon this Policy, the Insurer will abide by the final decision of such court or of any appellate court in the event of any appeal.

Further, pursuant to any statute of any state, territory, or districts of the United States which makes provision therefor, the Insurer hereby designated the Superintendent, Commissioner, or Director of Insurance, or other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Insurer or any beneficiary hereunder arising out of this Policy of insurance, and hereby designates the above Counsel as the person to whom the said officer is authorized to mail such process or a true copy thereof.

In the event of an inconsistency between this Section and the arbitration provision in Section 8.I. above, the arbitration provision shall take priority as the exclusive dispute resolution mechanism agreed to by the parties.

N.       ILLINOIS INDUSTRIAL INSURED

The Insured represents and warrants that it is an Industrial Insured, that is has obtained this Policy directly from the Insurer, that it has done so without the use of an insurance broker, producer, or surplus broker, and that it understands that the Insurer has issued this Policy in reliance thereon.

O.       NO RELIANCE ON THE INSURER

The Insured has reviewed the terms, conditions and significance of this Policy with the legal and tax counsel and accountants of its choice, and is accepting this Policy with full knowledge of its terms, conditions and significance. In accepting this Policy, the Insured agrees that it is not relying upon any representation or warranty by the Insurer regarding the legal, tax or accounting implications of this Policy for the Insured.

P.       TITLES OF SECTIONS

The titles of the various Sections and paragraphs of this Policy and endorsements, if any, attached to this Policy are inserted solely for convenience or reference and are not to be deemed in any way to limit or affect the provision to which they relate.


IN WITNESS WHEREOF, the Insurer has caused this Policy to be signed by its President and Secretary and signed on the Declarations by its duly authorized representative.



______________________________                ________________________________

                                         Form of Residual Value Insurance Policy

                                    Exhibit A

                              Form of Proof of Loss

                                  PROOF OF LOSS

To:     American International Specialty Lines Insurance Company (the "Insurer")
c/o American International Surplus Lines Agency, Inc., Harborside Financial Center, 401 Plaza 3, Jersey City, New Jersey, 07311, Attention: Michael Mitrovic, Esq. with a copy to: Richard Brown, AI Management and Professional Liability Claim Adjusters (AIMPLCA) Finite Risk Unit, 70 Pine Street, 5th Floor, New York, New York 10270

         In accordance with the terms of the Residual Value Insurance Policy, Policy No. __________, dated as of ________ __, 1999 ("Policy"), this Proof of Loss is being filed pursuant to Section 5.F of the Policy.

         As an authorized representative of the Insured, I hereby certify that an Insured Residual Value Loss Amount in the amount of US$___________ occurred from the period _________ __, to _____________ ___, . Relevant information pertaining to the Insured Residual Value Loss Amount, together with all relevant supporting documentation follows.

         This Proof of Loss verifies that each condition precedent to payment under the Policy has been satisfied in all respects and the no exclusion contained in the Policy bars this claim.

         Payment should be made to _____________________________.

         Effective upon receipt of payment in accordance with the terms of the Policy, the Insured discharges the Insurer for all liability with respect to the Insured Residual Value Loss Amount claimed hereunder.

         [With respect to the final Proof of Loss to be submitted to the Insurer, the following paragraph should be inserted in lieu of the preceding paragraph:

         All Insured Leased Vehicles have been sold or otherwise disposed of and there can be no further Insured Residual Value Loss Amount. Effective upon receipt of payment in accordance with the terms of the Policy, the Insured discharges the Insurer from any and all liability under the Policy.]

         IN WITNESS WHEREOF, this Proof of Loss has been completed as of the date below.

WORLD OMNI FINANCIAL CORP., as agent for
INSURED                                              NOTARY

By: __________________________
Name:
Date:
Title:

                                         Form of Residual Value Insurance Policy

1.       Detailed calculation of Insured Residual Value Loss Amount including:

         a. Investor Percentage with respect to Loss Amounts for the related Collection Period.

         b. The Shortfall, if any, described in clause (ii) of Section 3.03(e) of the Securitization Trust Agreement.

2.       Detailed Calculation of Residual Value Loss Amount including:

         a.       The sum of:

                  (i) the Booked Residual Values of all Insured Leased Vehicles included in Matured Lease Vehicle Inventory as of the last day of related Collection Period but which as of such day had remained unsold and not otherwise disposed of by the Servicer for at least two full Collection Periods;

                  (ii) any excess, if any, of the sum of the Booked Residual Values of all Matured Vehicles sold or otherwise disposed of from Matured Lease Vehicle Inventory during the related Collection Period over Net Matured Vehicle Proceeds for such Collection Period; or

                  (iii) the Early Termination Amount (i.e., the sum of the remaining Discounted Principal Balances, as of the end of the related Collection Period, of Early Termination Leases that became Early Termination Leases during the related Collection Period, such Discounted Principal Balance calculated without reference to payments made in the form of non-cash items).

         b. Individual Leased Vehicle Detail for 2.a.(i) as follows:

                  (i)      Vehicle Identification Number

                  (ii)     Vehicle Year

                  (iii)    Vehicle Make

                  (iv)     Vehicle Model

                  (v)      Original Equipment Cost

                  (vi)     Original Booked Residual Value

                  (vii) If the applicable Lease was extended beyond the Lease Termination Date by virtue of any non-credit-related extension of the Maturity Date pursuant to Section 2.02(b)(ii) of the Servicing Agreement and Section 9.02(a) of the Supplement to the Servicing Agreement, the adjusted Booked Residual Value reflecting a pro rata reduction for the extension

                  (viii)   Lease Termination Date

                                         Form of Residual Value Insurance Policy

                  (ix) If the applicable Lease was extended beyond the Lease Termination Date, the Maturity Date. If the Lease has been extended beyond the Lease Termination Date, a copy of the written extension agreement must be attached to the Proof of Loss.

                  (x) Days Not Sold, beginning on the date with the Leased Vehicle became a Matured Vehicle

         c.       Individual Leased Vehicle Detail for 2.a.(ii) follows:

                  (i)      Vehicle Identification Number

                  (ii)     Vehicle Year

                  (iii)    Vehicle Make

                  (iv)     Vehicle Model

                  (v)      Original Equipment Cost

                  (vi)     Original Booked Residual Value

                  (vii) If the applicable Lease was extended beyond the Lease Termination Date by virtue of any non-credit-related extension of the Maturity Date pursuant to Section 2.02(b)(ii) of the Servicing Agreement and Section 9.02(a) of the Supplement to the Servicing Agreement, the adjusted Booked Residual Value reflecting a pro rata reduction for the extension.

                  (viii)   Lease Termination Date

                  (ix) If the applicable Lease was extended beyond the Lease Termination Date, the Maturity Date. If the Lease has been extended beyond the Lease Termination Date, a copy of the written extension agreement must be attached to the Proof of Loss.

                  (x)      Vehicle Proceeds

                  (xi)     Total Loss

         d. Individual Leased Vehicle Default for 2.a.(iii) as follows:

                  (i)      Vehicle Identification Number

                  (ii)     Vehicle Year

                  (iii)    Vehicle Make

                  (iv)     Vehicle Model

                                         Form of Residual Value Insurance Policy

                  (v)      Original Equipment Cost

                  (vi)     Original Booked Residual Value

                  (vii)    Lease Termination Date

                  (viii)   Pay Off Amount

                  (ix)     Total Loss

                                         Form of Residual Value Insurance Policy

                                   Schedule 2

                  [FORM OF SUPPLEMENT TO THE VEHICLE SCHEDULE]

                       SUPPLEMENT TO THE VEHICLE SCHEDULE


To:      American International Specialty Lines Insurance Company (the
"Insurer")

         In accordance with the terms of the Residual Value Insurance Policy, Policy No. _____________, dated as of ___________ __, 1999 ("Policy"), this
Supplement to the Vehicle Schedule is being filed pursuant to Section 5.A of the Policy.

         As an authorized representative of the Insured, I hereby certify that following Leased Vehicles were allocated to the 1999-A SUBI Portfolio during the month of _____________. Relevant information pertaining to the these Leased Vehicles, together with all relevant supporting documentation follows.

Such schedule shall list the following as respects each Leased Vehicle:

         1.       make, model, year and Vehicle Identification Number;
         2.       Manufacturer's Suggested Retail Price and Capitalized Cost;
         3.       Original Booked Residual Value;
         4.       Lease Origination Date and Lease Termination Date; and
         5.       amount of Premium due.

         IN WITNESS WHEREOF, this Schedule 2 has been completed as of the date below.

WORLD OMNI FINANCIAL CORP., as agent for
INSURED

By:   ________________________
Name:
Date:
Title:

                                         Form of Residual Value Insurance Policy


                                   Schedule 4

                          [FORM OF TERMINATION REPORT]

                               TERMINATION REPORT


To:      American International Specialty Lines Insurance Company (the
"Insurer")

         In accordance with the terms of the Residual Value Insurance Policy, Policy No. ____________, dated as of ____________ __, 1999 ("Policy"), this
Termination Report is being filed pursuant to Section 5.B of the Policy.

         As an authorized representative of the Insured, I hereby certify that the Leases for the following Leased Vehicles terminated during the month of ____________ and that such Leased Vehicles are now Matured Vehicles. Relevant information pertaining to the these Leased Vehicles, together with all relevant supporting documentation follows.

Such schedule shall list the following as respects each Leased Vehicle:

         1.  make, model, year and Vehicle Identification Number;
         2.  Manufacturer's Suggested Retail Price and Capitalized Cost;
         3.  Original Booked Residual Value;
         4.  Lease Origination Date and Lease Termination Date; and
         5.  date Lease was terminated.

         IN WITNESS WHEREOF, this Schedule 4 has been completed as of the date below.

WORLD OMNI FINANCIAL CORP., as agent for
INSURED

By:   ______________________
Name:
Date:
Title: